UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Co-Registrants ☒

Filed by a Party other than the Co-Registrants ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Fiduciary/Claymore MLP Opportunity Fund
Guggenheim Build America Bonds Managed Duration Trust
Guggenheim Credit Allocation Fund
Guggenheim Enhanced Equity Income Fund
Guggenheim Enhanced Equity Strategy Fund
Guggenheim Equal Weight Enhanced Equity Income Fund
Guggenheim Strategic Opportunities Fund

(Name of Co-Registrants as Specified In Their Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Co-Registrants)

Payment of Filing Fee (Check the appropriate box):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (NYSE: FMO)
GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST (NYSE: GBAB)
GUGGENHEIM CREDIT ALLOCATION FUND (NYSE: GGM)
GUGGENHEIM ENHANCED EQUITY INCOME FUND (NYSE: GPM)
GUGGENHEIM ENHANCED EQUITY STRATEGY FUND (NYSE: GGE)
GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND (NYSE: GEQ)
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (NYSE: GOF)

227 West Monroe Street, 7th Floor
Chicago, Illinois 60606

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on April 29, 2015

     Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share (“Shares”), of each of Fiduciary/Claymore MLP Opportunity Fund (“FMO”), Guggenheim Build America Bonds Managed Duration Trust (“GBAB”), Guggenheim Credit Allocation Fund (“GGM”), Guggenheim Enhanced Equity Income Fund (“GPM”), Guggenheim Enhanced Equity Strategy Fund (“GGE”), Guggenheim Equal Weight Enhanced Equity Income Fund (“GEQ”) and Guggenheim Strategic Opportunities Fund (“GOF”) (FMO, GGM, GBAB, GPM. GGE, GEQ and GOF are each referred to herein as a “Fund” and collectively as the “Funds”) that the joint annual meeting of shareholders of the Funds (the “Annual Meeting”) will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, Chicago, Illinois 60606, on Wednesday, April 29, 2015, at 10:00 a.m. (Central time). The Annual Meeting is being held for the following purposes:

1. To elect Trustees in the following manner:

(a)	With respect to each of FMO, GBAB, GGM, GPM, GGE and GEQ:

(i)
To elect, as Class II Trustees, the Trustee nominees named in the accompanying proxy statement (Dr. Jerry B. Farley, Mr. Roman Friedrich III and Mr. Ronald A.Nyberg) to serve until each Fund’s 2018 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

(b)	With respect to GOF only:

(i)
To elect, as Class II Trustees, the Trustee nominees named in the accompanying proxy statement (Dr. Jerry B. Farley, Mr. Robert B. Karn III, Mr. Ronald A.Nyberg, Mr. Maynard F. Oliverius and Mr. Ronald E. Toupin, Jr.) to serve until the Fund’s 2017 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

2. To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF TRUSTEES (THE “BOARD”) OF EACH FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES OF THE BOARD OF YOUR FUND LISTED IN THE ACCOMPANYING PROXY STATEMENT.

     The Board of each Fund has fixed the close of business on March 20, 2015, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments, postponements or delays thereof.

     It is important that your Shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet pursuant to the instructions on the enclosed proxy card so you will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

By order of the
Board of each Fund:

Donald C. Cacciapaglia
Chief Executive Officer and President of each Fund

Chicago, Illinois
March 27, 2015

YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE VIA TELEPHONE OR THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO SAVE THE FUNDS ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.

IF YOU WISH TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF A FUND’S SHARES, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES OF A FUND, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF A RECENT DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE ANNUAL MEETING.

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FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (NYSE: FMO)
GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION
TRUST (NYSE: GBAB)
     GUGGENHEIM CREDIT ALLOCATION FUND (NYSE: GGM)
GUGGENHEIM ENHANCED EQUITY INCOME FUND (NYSE: GPM)
GUGGENHEIM ENHANCED EQUITY STRATEGY FUND (NYSE: GGE)
GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND
(NYSE: GEQ)
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (NYSE: GOF)

PROXY STATEMENT

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 29, 2015

     This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.01 per share (“Shares”), of Fiduciary/Claymore MLP Opportunity Fund (“FMO”), Guggenheim Build America Bonds Managed Duration Trust (“GBAB”), Guggenheim Credit Allocation Fund (“GGM”), Guggenheim Enhanced Equity Income Fund (“GPM”), Guggenheim Enhanced Equity Strategy Fund (“GGE”), Guggenheim Equal Weight Enhanced Equity Income Fund (“GEQ”) and Guggenheim Strategic Opportunities Fund (“GOF”) (FMO, GGM, GBAB, GPM. GGE, GEQ and GOF are each referred to herein as a “Fund” and collectively as the “Funds”) in connection with the solicitation by the Board of Trustees (the “Board”) of each Fund of proxies to be voted at the joint annual meeting of shareholders of the Funds to be held on Wednesday, April 29, 2015, and any adjournments, postponements or delays thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, Chicago, Illinois 60606 on Wednesday, April 29, 2015, at 10:00 a.m. (Central time).

     This Proxy Statement will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders (“Notice of Joint Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the U.S. Securities and Exchange Commission (“SEC”). If there is anything you don’t understand, please contact us at our toll-free number, (800) 345-7999.

     Each Fund will furnish to any shareholder, without charge, a copy of such Fund’s most recent annual report and/or semi-annual report to shareholders upon request. Requests should be directed to Guggenheim Funds Distributors, LLC, 227 West Monroe Street, 7th Floor, Chicago Illinois 60606, (800) 345-7999.

     The Notice of Annual Meeting, this Proxy Statement and the enclosed proxy card(s) are first being sent to the Funds’ shareholders on or about March 27, 2015.

•	Why is a shareholder meeting being held?

The Shares of each Fund are listed on the New York Stock Exchange (“NYSE”) and the rules of the NYSE require each Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

•	What Proposal will be voted on?

To elect Trustees in the following manner:

(a)	With respect to each of FMO, GBAB, GGM, GPM, GGE and GEQ:

(i)
To elect, as Class II Trustees, the Trustee nominees named in this proxy statement (Dr. Jerry B. Farley, Mr.Roman Friedrich III and Mr. Ronald A. Nyberg) to serve until each Fund’s 2018 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

(b)	With respect to GOF only:

(i)
To elect, as Class II Trustees, the Trustee nominees named in this proxy statement (Dr. Jerry B. Farley, Mr.Robert B. Karn III, Mr. Ronald A. Nyberg, Mr. Maynard F. Oliverius and Mr. Ronald E. Toupin, Jr.) to serve until the Fund’s 2017 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

Will my vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Fund(s), no matter how many Shares you own.

•	Who is asking for my vote?

The enclosed proxy card is solicited by the Board of each Fund for use at the Annual Meeting to be held on Wednesday, April 29, 2015, and any adjournments, postponements or delays thereof, for the purposes stated in the Notice of Joint Annual Meeting.

•	How does the Board recommend that shareholders vote on the Proposal?

The Board unanimously recommends that you vote “FOR” the nominees of the Board of your Fund.

The Board has reviewed the qualifications and backgrounds of the Board’s nominees and believes that they are experienced in overseeing investment companies and are familiar with the Funds, their investment strategies and operations and the investment adviser and investment sub-advisers of the Funds. The Board has approved the nominees named in this Proxy Statement and believes their election is in your best interests as shareholders.

•	Who is eligible to vote?

Shareholders of record of each Fund at the close of business on March 20, 2015 (the “Record Date”), are entitled to be present and to vote at the Annual Meeting or any adjournments, postponements or delays thereof. Each Share is entitled to one vote on the Proposal and a fractional vote with respect to fractional Shares, with no cumulative voting. Shares represented by duly executed proxies will be voted in accordance with your instructions.

•	How do I vote my Shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the

Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact the Funds at (800) 345-7999 to obtain directions to the site of the Annual Meeting.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Funds a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposal before the Annual Meeting. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Each Proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the Proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

•	What vote is required to elect a Trustee nominee?

For FMO, GBAB, GGM, GOF, GEQ, and GGE the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee.

For GPM, the affirmative vote of a plurality of the shares voted is necessary to elect a Trustee nominee.

•	Why does this Proxy Statement list multiple closed-end funds?

The Funds have similar proposals and it is cost-efficient to have a joint Proxy Statement and joint Annual Meeting. The Annual Meeting is scheduled as a joint meeting of the Funds and certain affiliated funds, whose votes on similar proposals applicable to such funds are being solicited separately, because the shareholders of the funds are expected to consider and vote on similar matters. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for the adjournment of his or her Fund’s meeting to a time immediately after the Annual Meeting so that each Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on the respective proposal relating to their Fund. In any event, an unfavorable vote on any Proposal by the shareholders of one Fund will not affect the implementation of such Proposal by another Fund if the Proposal is approved by the shareholders of that Fund.

•	How many shares of each Fund were outstanding as of the record date?

At the close of business on March 20, 2015, the Funds had the following Shares outstanding:

Fund	Number of Shares Outstanding
FMO	33,413,667
GBAB	17,413,674
GGM	6,629,481
GPM	19,077,318
GGE	4,993,991
GEQ	8,774,050
GOF	16,993,564

THE PROPOSAL: ELECTION OF TRUSTEES

Introduction

     The rules of the NYSE require each Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Funds are being asked to elect to Trustees in the following manner:

(a)	With respect to each of FMO, GBAB, GGM, GPM, GGE and GEQ:

(i)
To elect, as Class II Trustees, the Trustee nominee named in this proxy statement (Dr. Jerry B. Farley, Mr. Roman Friedrich III and Mr. Ronald A. Nyberg) to serve until each Fund’s 2018 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

(b)	With respect to GOF only:

(i)
To elect, as Class II Trustees, the Trustee nominees named in this proxy statement (Dr. Jerry B. Farley, Mr. Robert B. Karn III, Mr.Ronald A. Nyberg, Mr. Maynard F. Oliverius and Mr. Ronald E. Toupin, Jr.) to serve until the Fund’s 2017 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

Composition of the Board of Trustees

FMO, GBAB, GGM, GEQ, GGE and GPM:

     The Trustees of FMO, GBAB, GGM, GEQ, GGE and GPM are classified into three classes of Trustees, as follows:

Class I Trustee*	Class II Trustees**	Class III Trustees***
Randall C. Barnes	Jerry B. Farley	Robert B. Karn III
Donald C. Cacciapaglia	Roman Friedrich III	Maynard F. Oliverius
Donald A. Chubb	Ronald A. Nyberg	Ronald E. Toupin, Jr.

*	Class I Trustees are expected to next stand for election in 2017.
**	Class II Trustees are standing for election at the Annual Meeting, and are expected to next stand for election in 2018.
***	Class III Trustees are expected to next stand for election in 2016.

GOF:

     The Trustees of GOF are classified into two classes of Trustees, as follows:

Class I Trustee*	Class II Trustees**
Randall C. Barnes	Jerry B. Farley
Donald C. Cacciapaglia	Robert B. Karn III
Donald A. Chubb	Ronald A. Nyberg
Roman Friedrich III	Maynard F. Oliverius
Ronald E. Toupin, Jr.

*	Class I Trustees are expected to next stand for election in 2016.
**	Class II Trustees are standing for election at the Annual Meeting, and are expected to next stand for election in 2017.

Election of Trustees

     Each Trustee nominee, if elected at the Annual Meeting, will hold office for a term in accordance with his respective Class or until his respective successor shall have been elected and qualified or until he resigns or is otherwise removed. The other Trustees of the Funds will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

     Unless authority is withheld or other instructions are provided, it is the intention of the persons named in the proxy card to vote “FOR” the Trustee nominees named above. Each Trustee nominee has consented to serve as a Trustee of each Fund if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

Trustees

     Certain information concerning the Trustees and the officers of each of the Funds is set forth in the table below. Independent Trustees are those who are not interested persons of (i) the Funds, (ii) Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds” or the “Adviser”), each Fund’s investment adviser, (iii) Advisory Research, Inc., investment sub-adviser to FMO, (iv) Security Investors, LLC, investment sub-adviser to GEQ or (v) Guggenheim Partners Investment Management, LLC (“GPIM”), investment sub-adviser to GBAB, GGM, GPM, GGE, GEQ and GOF, and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Independent Trustees”).

     The Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds or its affiliates. The Fund Complex is composed of 13 closed-end funds (including the Funds), 63 exchange-traded funds and 150 open-end funds advised or serviced by the Adviser or its affiliates.

Name, Address(1) and Age	Position(s) Length Held with Funds	Term of Office and of Time Served	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

INDEPENDENT TRUSTEES:

Randall C. Barnes	Trustee	†	Current: Private Investor (2001-present).	91	Current: Trustee,
Year of birth: 1951			Former: Senior Vice President &		Purpose
			Treasurer, PepsiCo, Inc. (1993-1997),		Investments
			President, Pizza Hut International		Funds
			(1991-1993) and Senior Vice President,		(2014-present).
Strategic Planning and New Business
Development, PepsiCo, Inc. (1987-1990).

Donald A.	Trustee	†	Current: Business broker and manager	87	Current: Director
Chubb, Jr.			of commercial real estate, Griffith &		of Midland Care,
Year of Birth: 1946			Blair, Inc. (1997-present).		Inc. (2011 -
present).

Jerry B. Farley	Trustee	†	Current: President, Washburn University	87	Current:
Year of Birth: 1946			(1997-present).		Director, Westar
Energy, Inc.
(2004-present);
CoreFirst Bank &
Trust (2000-
present).

Roman Friedrich III	Trustee	†	Current: Founder and Managing Partner	87	Current: Zincore
Year of Birth: 1946			of Roman Friedrich & Company, a U.S.		Metals, Inc.
			and Canadian-based business, which		(2009–present).
			provides investment banking to the mining		Former: Director,
			industry (1998-present).		Mercator
			Former: Senior Managing Director of		Minerals Ltd.
			MLV & Co., LLC, an investment bank		(2013-2014);
			and institutional broker-dealer specializing		Director, First
			in capital intensive industries such as energy,		Americas Gold
			metals and mining (2010-2011).		Corp. (2012-
2014); Director of
Blue Sky
Uranium Corp.
(formerly,
Windstorm
Resources Inc.)
(2011 – July
2012); Director of
Axiom Gold and
Silver Corp.
(2011-2012),
Stratagold Corp.
(2003-2009);
GFM Resources
Ltd. (2005-2010).

Robert B. Karn III	Trustee	†	Current: Consultant (1998-present).	87	Current: Director
Year of birth: 1942			Former: Arthur Andersen, LLP		of Peabody
			(1965-1997) and Managing Partner,		Energy Company
			Financial and Economic Consulting,		(2003 - present)
			St. Louis office (1987-1997).		and GP Natural
Resource Partners
LLC (2002 -
present).

Name, Address(1) and Age	Position(s) Length Held with Funds	Term of Office and of Time Served	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

INDEPENDENT TRUSTEES: (continued)

Ronald A. Nyberg	Trustee	†	Current: Partner of Nyberg &	93	Current:
Year of birth: 1953			Cassioppi, LLC, a law firm specializing		Edward-Elmhurst
			in Corporate Law, Estate Planning and		Healthcare
			Business Transactions (2000-present).		System
			Former: Executive Vice President,		(2012-present).
General Counsel and Corporate
Secretary of Van Kampen
Investments (1982-1999).

Maynard F.	Trustee	†	Current: Retired	87	Current: Fort
Oliverius			Former: President and Chief Executive		Hays State
Year of Birth: 1943			Officer, Stormont-Vail HealthCare		University
			(1996- 2012).		Foundation
(1999-present);
Stormont-Vail
Foundation
(2013-present);
Topeka
Community
Foundation
(2009-present);
University of
Minnesota
HealthCare
Alumni
Association
Foundation
(2009-present).

Ronald E.	Trustee	†	Current: Portfolio Consultant	90	Former: Trustee,
Toupin, Jr.			(2010-present).		Bennett Group of
Year of birth: 1958			Former: Vice President, Manager and		Funds
			Portfolio Manager of Nuveen Asset		(2011-2013).
Management (1998-1999), Vice
President of Nuveen Investment
Advisory Corp. (1992-1999), Vice
President and Manager of Nuveen
Unit Investment Trusts (1991-1999)
and Assistant Vice President and
Portfolio Manager of Nuveen Unit
Investment Trusts (1988-1999), each
of John Nuveen & Co., Inc. (1982-1999).

Name, Address(1) and Age	Position(s) Length Held with Funds	Term of Office and of Time Served	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

INTERESTED TRUSTEES:

Donald C.	Interested	†	Vice Chairman of Guggenheim	221	Trustee, Rydex
Cacciapaglia	Trustee		Investments (2012-present); Chief		Dynamic Funds,
Year of birth: 1951			Executive Officer of Guggenheim		Rydex ETF Trust,
			Funds Services, LLC (2012-present);		Rydex Series
			Chief Executive Officer (2012-present)		Fund and Rydex
			and President (2010-present),		Variable Trust
			Guggenheim Funds Distributors, LLC		(2012-present);
			and Guggenheim Funds Investment		Guggenheim
			Advisors, LLC; Chief Executive Officer		Partners Japan,
			of certain funds of Guggenheim Funds		Ltd.
			Fund Complex (2012-present); President		(2014-present),
			and Director of SBL Fund, Security		Delaware Life
			Equity Fund, Security Income Fund,		(2013-present),
			Security Large Cap Value Fund, and		Guggenheim Life
			Security Mid Cap Growth Fund		and Annuity
			(2012-present); President, CEO and		Company, and
			Trustee of Rydex Dynamic Funds,		Paragon Life
			Rydex ETF Trust, Rydex Series Funds		Insurance
			and Rydex Variable Trust, (2012-present);		Company of
			Former: Chief Operating Officer of		Indiana
			Guggenheim Partners Investment		(2011-present);
			Management, LLC (2010-2011); Chairman		Director, Clear
			and CEO of Channel Capital Group Inc.		Spring Life
			and Channel Capital Group LLC.		Insurance
			(2002-2010).		Company (2015-
present).

(1)	The business address of each Trustee is Guggenheim Investments, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.

†	Each Trustee is generally expected to serve a term as set forth herein under “Composition of the Board of Trustees.” Each Trustee has served as a Trustee of each respective Fund since the year shown below:

	FMO	GBAB	GGM	GPM	GGE	GEQ	GOF
Independent Trustees
Barnes	2004	2010	2013	2005	2010	2011	2007
Chubb	2014	2014	2014	2014	2014	2014	2014
Farley	2014	2014	2014	2014	2014	2014	2014
Friedrich	2011	2010	2013	2011	2003	2011	2010
Karn	2004	2010	2013	2011	2010	2011	2010
Nyberg	2004	2010	2013	2005	2003	2011	2007
Oliverius	2014	2014	2014	2014	2014	2014	2014
Toupin	2004	2010	2013	2005	2003	2011	2007
Interested Trustee
Cacciapaglia	2012	2012	2013	2012	2012	2012	2012

Trustee Qualifications

     The Trustees were selected to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a willingness to take an independent and questioning view of management.

     The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of the date hereof, that each Trustee should serve as a Trustee in light of the Funds’ business and structure. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act.

     Randall C. Barnes. Mr. Barnes has served as a trustee of certain funds in the Fund Complex since 2004. Through his service as a Trustee of the Funds and as a member of the Audit Committee, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience. Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

     Donald C. Cacciapaglia. Mr. Cacciapaglia has served as a trustee of certain funds in the Fund Complex since of 2012. Mr. Cacciapaglia has nearly 40 years of experience in the investment banking and financial services industries. Mr. Cacciapaglia is Vice Chairman of Guggenheim Investments. Mr. Cacciapaglia is also President and Chief Executive Officer of Guggenheim Funds Distributors, LLC and President and Chief Executive Officer of Guggenheim Funds Investment Advisors, LLC. Prior to 2010, Mr. Cacciapaglia served as Chairman and Chief Executive Officer of Channel Capital Group, Inc., and its subsidiary broker-dealer Channel Capital Group LLC, a Guggenheim affiliated company. From 1996 until 2002, when he joined Chanel Capital Group, Mr. Cacciapaglia held the position of Managing Director and Chief Operating Officer of the Investment Banking Group at PaineWebber. Before that, Mr. Cacciapaglia was Chief Operating Officer of the Short and Intermediate Trading Group at CS First Boston from 1995 to 1996. From 1977 to 1995, he held numerous positions at Merrill Lynch & Co., and was a Senior Analyst with the Federal Reserve Bank of New York from 1973 to 1977.

     Donald A. Chubb, Jr. Mr. Chubb has served as a trustee/director of certain funds in the Fund Complex since 1994 and as Chairman of certain funds in the Fund Complex since 2012. Mr. Chubb also served as Lead Independent Director of certain funds in the Fund Complex from 2010 to 2012. Mr. Chubb has worked in the business brokerage and commercial real estate market for over 14 years. Previously, Mr. Chubb owned and operated electric sign companies and was a director of Fidelity State Bank and Trust (Topeka, KS). Mr. Chubb has experience with investment company fund matters.

     Jerry B. Farley. Dr. Farley has served as a trustee/director of certain funds in the Fund Complex since 2005 and as Chair of the Audit Committee of certain funds in the Fund Complex since 2013. Dr. Farley has over 39 years of experience in the administration of the academic, business and fiscal operations of educational institutions. Dr. Farley has served as President of Washburn University since 1997. Prior to 1997, Dr. Farley worked in various executive positions for the University of Oklahoma and Oklahoma State University, including Vice President of Community Relations and Economic Development, Vice President of Administration and Chief

Financial Officer. He also has been a Certified Public Accountant since 1972 and, although he has not practiced public accounting, his business responsibilities at educational institutions have included all aspects of financial management and reporting. Dr. Farley holds an MBA and a Ph.D. in Higher Education Administration and is a C.P.A. Dr. Farley serves on the board of Westar Energy, Inc., a NYSE listed company, and CoreFirst Bank and Trust. Dr. Farley has experience with investment company matters.

     Roman Friedrich III. Mr. Friedrich has served as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee of the Funds and as chairperson of the Contracts Review Committee, his service on other public company boards, his experience as former Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker-dealer; his experience as Founder and Managing Partner of Roman Friedrich & Company, a financial advisory firm; and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

     Robert B. Karn III. Mr. Karn has served as a trustee of certain funds in the Fund Complex since 2004. Through his service as a Trustee of the Funds and as chairperson of the Audit Committee, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office of Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters.

     Ronald A. Nyberg. Mr. Nyberg has served as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee of the Funds and as chairperson of the Nominating & Governance Committee, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi. LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

     Maynard F. Oliverius. Mr. Oliverius has served as a trustee/director of certain funds in the Fund Complex since 1998. Mr. Oliverius served as President and Chief Executive Officer of Stormont-Vail HealthCare until his retirement in 2012. From 2005 through 2008 Mr. Oliverius was on the Board of Trustees of the American Hospital Association. Mr. Oliverius has a master’s degree in Health Care Administration. Mr. Oliverius has experience with investment company matters.

     Ronald E. Toupin, Jr. Mr. Toupin has served as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee of the Funds and as chairperson of the Board, and his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

     Each Trustee has considerable familiarity with fund management and the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of the Funds and/or other funds in the Fund Complex.

Executive Officers

     The following information relates to the executive officers of the Funds who are not Trustees. Fund officers receive no compensation from the Funds but may also be officers or employees of the Adviser, a Sub-Adviser or affiliates of the Adviser or a Sub-Adviser and may receive compensation in such capacities.

Term of
Office and
Name,		Length
Address(1)		of Time	Principal Occupation
and Age	Title	Served(2)	During the Past Five Years

Amy J. Lee	Chief	Since 2012	Current: Senior Managing Director,
Year of birth: 1961	Legal		Guggenheim Investments (2012-present);
	Officer		Senior Vice President & Secretary, Security
Investors, LLC (2010 -present); Vice President &
Secretary, Rydex Series Funds, Rydex ETF Trust,
Rydex Dynamic Funds, and Rydex Variable Trust
(2008-present); Chief Legal Officer of certain
funds in the Guggenheim Funds Complex (2012-
present).
Former: Secretary & Chief Compliance Officer,
Security Distributors, Inc. (1987 -2012); Vice
President, Associate General Counsel & Assistant
Secretary, Security Benefit Life Insurance
Company and Security Benefit Corporation
(1987-2012);

Joanna Catalucci	Chief	Since 2012	Current: Chief Compliance Officer of certain
Year of birth: 1966	Compliance		funds in the Fund Complex; and Managing
	Officer		Director of Compliance and Fund Board
Relations, Guggenheim Investments (2012-
present).
Former: Chief Compliance Officer & Secretary,
SBL Fund, Security Equity Fund, Security
Income Fund, Security Large Cap Value Fund and
Security Mid Cap Growth Fund; Vice President,
Rydex Holdings, LLC; Vice President, Security
Benefit Asset Management Holdings, LLC;
Senior Vice President & Chief Compliance
Officer, Security Investors, LLC (2010-2012);
Security Global Investors, LLC, Senior Vice
President (2010-2011); Rydex Advisors, LLC
(f/k/a PADCO Advisors, Inc.) and Rydex
Advisors II, LLC (f/k/a PADCO Advisors II,
Inc.), Chief Compliance Officer and Senior Vice
President (2010-2011); Rydex Capital Partners I,
LLC & Rydex Capital Partners II, LLC, Chief
Compliance Officer (2006-2007); and Rydex
Fund Services, LLC (f/k/a Rydex Fund Services,
Inc.), Vice President (2001-2006).

Term of
Office and
Name,		Length
Address(1)		of Time	Principal Occupation
and Age	Title	Served(2)	During the Past Five Years

John Sullivan	Chief	Since 2010	Current: Senior Managing Director of
Year of birth: 1955	Financial		Guggenheim Funds Investment Advisors, LLC
	Officer,		and Guggenheim Funds Distributors, LLC
	Chief		(2010-present). Chief Financial Officer, Chief
	Accounting		Accounting Officer and Treasurer of certain
	Officer and		funds in the Fund Complex (2010-present).
	Treasurer		Former: Chief Compliance Officer, Van Kampen
Funds (2004-2010). Head of Fund Accounting,
Morgan Stanley Investment Management (2002-
2004). Chief Financial Officer, Treasurer, Van
Kampen Funds (1996-2004).

William H. Belden, III Year of birth: 1965	Vice President	Since 2014
Current: Vice President, certain other funds in
the Fund Complex (2006-present); Managing
Director, Guggenheim Funds Investment Advisors,
LLC (2005- present).
Former: Vice President of Management,
Northern Trust Global Investments (1999-2005).

Bryan Stone Year of birth: 1979	Vice President	Since 2014
Current: Vice President, certain other funds in
the Fund Complex (2014-present); Director,
Guggenheim Investments (2013-present).
Former:  Senior Vice President, Neuberger
Berman Group LLC (2009-2013); Vice
President, Morgan Stanley (2002-2009).

Mark E. Mathiasen	Secretary	Since 2007	Current: Managing Director of Guggenheim
Year of birth: 1978			Investments (2007-present). Secretary of certain
funds in the Fund Complex.

Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other
Year of birth: 1984	Secretary		funds in the Fund Complex (2014-present);
Associate, Guggenheim Investments (2012-
present). Former: J.D., University of Kansas
School of Law (2009-2012).
Joseph M. Arruda Year of birth: 1966	Assistant Treasurer	Since 2014
Current:Assistant Treasurer, certain other funds
in the Fund Complex (2006-present); Vice
President, Security Investors, LLC (2010-present);
CFO and Manager, Guggenheim Specialized
Products, LLC (2009-present).
Former: Vice President, Security Global Investors,
LLC (2010-2011); Vice President, Rydex Advisors,
LLC (2010); Vice President, Rydex Advisors II,
LLC (2010).

James Howley	Assistant	Since 2007	Current: Director, Fund Administration of
Year of birth: 1972	Treasurer		Guggenheim Funds Investment Advisors, LLC
and Guggenheim Funds Distributors, LLC (2004-
present). Assistant Treasurer of certain funds in
the Fund Complex (2004-present).
Former: Manager, Mutual Fund Administration of
Van Kampen Investments, Inc. (1996-2004).

Term of
Office and
Name,		Length
Address(1)		of Time	Principal Occupation
and Age	Title	Served(2)	During the Past Five Years

Kimberly Scott	Assistant	Since 2012	Current: Vice President, Fund Administration
Year of Birth: 1974	Treasurer		of Guggenheim Funds Investment Advisors, LLC
(2012-present); Assistant Treasurer of certain
funds in the Fund Complex.
Former: Financial Reporting Manager for
Invesco, Ltd. (2010-2011); Vice
President/Assistant Treasurer, Mutual Fund
Administration for Van Kampen Investments,
Inc./Morgan Stanley Investment Management
(2009-2010); Manager- Mutual Fund
Administration for Van Kampen Investments,
Inc./Morgan Stanley Investment Management
(2005-2009).

Mark J. Furjanic	Assistant	Since 2008	Current: Vice President, Fund Administration-Tax
Year of birth: 1959	Treasurer		of Guggenheim Funds Investment Advisors, LLC
and Guggenheim Funds Distributors, LLC (2005-
present); Assistant Treasurer of certain funds in
the Fund Complex.
Former: Senior Manager for Ernst & Young LLP
(1999-2005).

(1)	The business address of each officer of the Funds is Guggenheim Investments, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606, unless otherwise noted.

(2)
Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her resignation or removal. The year set forth above is the earliest year in which the officer was appointed as an officer of any Fund.

Board Leadership Structure

     The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Funds’ day-to-day operations are managed by the Adviser, the applicable Sub-Adviser and other service providers who have been approved by the Board. The Board is currently comprised of six Trustees, five of whom (including the chairperson) are Independent Trustees. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

     The Board has appointed an Independent Chairman, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the Independent Chairman acts a liaison with officers, counsel and other Trustees between meetings of the Board. The Independent Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Funds’

activities, review contractual arrangements with service providers, review the Funds’ financial statements, oversee compliance with regulatory requirements, and review performance. The Board may also establish informal working groups from time to time to review and address the policies and practices of the Trust or the Board with respect to certain specified matters. The Independent Trustees are represented by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Funds.

Board Committees

     The Trustees have determined that the efficient conduct of the Funds’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The committees of the Board are the Executive Committee, the Audit Committee, the Nominating and Governance Committee, and the Contracts Review Committee.

     Executive Committee. Donald A. Chubb, Jr. and Ronald E. Toupin, Jr., who are not “interested persons” of the Funds, as defined in the 1940 Act, serve on the Funds’ Executive Committee. The Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees.

     Audit Committee. The Board has an Audit Committee, which is composed of Randall C. Barnes, Roman Friedrich III, Donald A. Chubb, Jerry B. Farley, Maynard F. Oliverius, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is “independent” as defined by NYSE listing standards. Mr. Karn serves as Chairman of the Audit Committee.

     The Audit Committee is charged with selecting an independent registered public accounting firm for the Funds and reviewing accounting matters with the Funds’ independent registered public accounting firm. Each member of the Audit Committee is an Independent Trustee as defined above and also meets the additional independence requirements for audit committee members as defined by the NYSE listing standards.

     The Audit Committee is governed by a written charter (the “Audit Committee Charter”). The Audit Committee Charter is available on the Funds’ website at www.guggenheiminvestments.com.

The Audit Committee presents the following report on behalf of each Fund:

The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit

Committee discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance), and (iii) the Audit Committee received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with the Fund’s independent registered public accounting firm the independence of the Fund’s independent registered public accounting firm. Based on the Audit Committee’s reviews and discussions referred to above, including its discussion with management and the Fund’s independent registered public accounting firm, the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund’s Annual Reports for the past fiscal year.

     Nominating and Governance Committee. The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Donald A. Chubb, Jr., Jerry B. Farley, Maynard F. Oliverius, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is “independent” as defined by NYSE listing standards. Mr. Nyberg serves as Chairman of the Nominating and Governance Committee.

     The Nominating and Governance Committee is governed by a written charter (the “Nominating and Governance Committee Charter”). The Nominating and Governance Committee Charter is available on the Funds’ website at www.guggenheiminvestments.com.

     The Nominating and Governance Committee (i) evaluates and recommends all candidates for election or appointment as members of the Board and recommends the appointment of members and chairs of each committee of the Board, (ii) reviews policy matters affecting the operation of the Board and committees of the Board, and (iii) periodically evaluates the effectiveness of the Board and committees of the Board.

     In considering Trustee nominee candidates, the Nominating and Governance Committee requires that Trustee candidates have a college degree or equivalent business experience and may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): availability and commitment of a candidate to attend meetings and perform the responsibilities of a Trustee, relevant experience, educational background, financial expertise, the candidate’s ability, judgment and expertise and overall diversity of the Board’s composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to): such Fund’s Trustees, officers, investment advisers and shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board as an

Independent Trustee in contravention of its Independent Trustee Retirement Policy. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

     A Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an “interested person” of the Funds as such term is defined under the 1940 Act; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee’s qualifications.

     The Nominating and Governance Committee will consider Trustee candidates recommended by shareholders of the Funds. The Nominating and Governance Committee will consider and evaluate trustee nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

     In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

     To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the “Procedures for Shareholders to Submit Nominee Candidates” that are set forth as Appendix B to the Nominating and Governance Committee Charter. Shareholder recommendations must be sent to the Funds’ Secretary, c/o Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.

     The nominees for election at the Annual Meeting currently serve as Trustees and were unanimously nominated by the Board of Trustees and the Nominating and Governance Committee.

     Contracts Review Committee. The Board has a Contracts Review Committee, which oversees the contract review process, including review of the Funds’ advisory agreements and other contracts with affiliated service providers. The Contracts Review Committee is composed of Donald A. Chubb, Jr., Jerry B. Farley, Maynard F. Oliverius, Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Mr. Friedrich serves as Chairman of the Contracts Review Committee.

Board and Committee Meetings

     Information regarding the number of meetings of the Board, Audit Committee, Nominating and Governance Committee and Contracts Review Committee of each Fund during such Fund’s most recently completed fiscal year is set forth in the table below:

Fund	Fiscal Year End	Board Meetings	Audit Committee Meetings	Nominating and Governance Meetings	Contracts Review Committee Meetings
FMO	11/30/2014	5	4	2	2
GBAB	5/31/2014	5	4	2	2
GGM	5/31/2014	5	4	1	2
GPM	12/31/2014	5	3	2	2
GGE	10/31/2014	5	4	2	2
GEQ	12/31/2014	5	3	2	2
GOF	5/31/2014	5	4	2	2

     Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the portion of each Fund’s fiscal year ended in 2014, during which he was a Trustee of the Fund. It is the Funds’ policy to encourage Trustees to attend annual shareholders’ meetings.

Board’s Role in Risk Oversight

     Consistent with its responsibility for oversight of the Funds, the Board, among other things, oversees risk management of the Funds’ investment programs and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee and the Contracts Review Committee to assist in its oversight functions, including its oversight of the risks the Funds face. Each committee reports its activities to the Board on a regular basis. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under the Board’s supervision, the officers of the Funds, the Adviser, the respective Sub-Adviser and other service providers to the Funds also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board’s periodic review of the Funds’ advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

     The Board requires officers of the Funds to report to the Board and its committees on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Funds’ Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Funds’ compliance program. The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Funds’ performance. In addition, the Board receives reports from the Adviser and respective Sub-Adviser on the investments and securities trading of the Funds. With respect to valuation, the Board oversees a pricing committee comprised of Fund officers and Adviser personnel and has approved Fair Valuation procedures applicable to valuing the Funds’ portfolio securities, which the Board and the Audit Committee periodically review. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Trustee Communications

     Shareholders and other interested parties may contact the Board or any Trustee by mail. To communicate with the Board or any Trustee, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Fund or Funds at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.

Trustee Beneficial Ownership of Securities

     The table below indicates the dollar range of equity securities of each Fund and funds in the Fund Complex by the Trustees as of December 31, 2014:

	FMO	GBAB	GGM	GPM	GGE	GEQ	GOF	Aggregate dollar range of equity securities in all funds in the Fund Complex Overseen by the Trustee
Independent Trustees
Barnes	$10,001-	None	Over	$50,001-	$10,001-	None	Over	Over $100,000
	$50,000		$100,000	$100,000	$50,000		$100,000
Chubb	None	None	None	None	None	None	None	Over $100,000
Farley	None	None	None	None	None	None	None	Over $100,000
Friedrich	None	None	$1-$10,000	None	None	None	$10,001-	$50,001-
							$50,000	$100,000
Karn	$10,001-	None	$10,001-	None	None	$10,001-	$10,001-	Over $100,000
	$50,000		$50,000			$50,000	$50,000
Nyberg	$10,001-	$10,001-	$10,001-	$10,001-	$1-	$10,001-	$10,001-	Over $100,000
	$50,000	$50,000	$50,000	$50,000	$10,000	$50,000	$50,000
Oliverius	None	None	None	None	None	$10,001-	Over	Over $100,000
						$50,000	$100,000
Toupin	$1-	$1-	$1-	$1-	$1-	$10,001-	$1-	Over $100,000
	$10,000	$10,000	$10,000	$10,000	$10,000	$50,000	$10,000
Interested Trustee
Cacciapaglia	None	None	$10,001-	None	None	None	Over	Over
			$50,000				$100,000	$100,000

     The table below indicates the number of Shares of each Fund owned by the Trustees and officers as of December 31, 2014. Officers who did not own shares of any Fund are not shown in the chart below. As of December 31, 2014, each Trustee and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of each Fund.

	FMO	GBAB	GGM	GPM	GGE	GEQ	GOF
Independent Trustees
Barnes	676	None	17,984	8,901	700	None	58,243
Chubb	None	None	None	None	None	None	None
Farley	None	None	None	None	None	None	None
Friedrich	None	None	450	None	None	None	740
Karn	1,000	None	1,000	None	None	1,000	1,000
Nyberg	1,036	505	479	1,378	189	759	975
Oliverius	None	None	None	None	None	500	25,280
Toupin	277	433	422	1,022	504	796	249
Interested Trustee
Cacciapaglia	None	None	2,185	None	None	None	5,154
Officers

Trustee Compensation

     The Funds pay an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Adviser, a Sub-Adviser or their respective affiliates and pays an additional annual fee to the chairman of the Board and of any committee of the Board. The following table sets forth the compensation paid to each Independent Trustee by each Fund during its most recently completed fiscal year and the total compensation paid to each Independent Trustee by the Fund Complex during the most recently completed calendar year ended December 31, 2014.

		Pension or
		Retirement
		Benefits	Estimated	Total
	Aggregate	Accrued	Annual	Compensation
	Compensation	as Part	Benefits	From
	from each	of Fund	Upon	the Fund
Trustee	Fund	Expenses(1)	Retirement(1)	Complex(2)
Randall C. Barnes	†	None	None	$302,500
Donald A. Chubb	†	None	None	$210,000
Jerry B. Farley	†	None	None	$206,000
Roman Friedrich III	†	None	None	$218,750
Robert B. Karn III	†	None	None	$218,000
Ronald A. Nyberg	†	None	None	$376,250
Maynard F. Oliverius	†	None	None	$206,000
Ronald E. Toupin, Jr	†	None	None	$329,250

(1)	The Funds do not accrue or pay retirement or pension benefits to Trustees as of the date hereof.
(2)
The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex for the calendar year ended December 31, 2014. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

†	The amount of aggregate compensation payable by each Fund for the calendar year ended December 31, 2014 is shown in the table below:

	FMO	GBAB	GGM	GPM	GGE	GEQ	GOF
Independent Trustees
Barnes	$23,587	$14,702	$10,465	$10,795	$9,276	$10,537	$13,639
Chubb*	$19,282	$11,465	$7,805	$8,040	$6,740	$7,866	$10,603
Farley*	$19,282	$11,465	$7,805	$8,040	$6,740	$7,866	$10,603
Friedrich	$24,287	$15,130	$10,761	$11,103	$9,537	$10,835	$14,032
Karn	$24,070	$14,989	$10,661	$10,997	$9,445	$10,734	$13,905
Nyberg	$24,267	$15,111	$10,742	$11,084	$9,518	$10,816	$14,013
Oliverius*	$19,282	$11,465	$7,805	$8,040	$6,740	$7,866	$10,603
Toupin	$27,467	$17,023	$12,040	$12,430	$10,644	$12,125	$15,772

*	Elected as a Trustee of the Funds as of April 3, 2014.

Shareholder Approval

     With respect to FMO, GBAB, GGM, GGE, GEQ and GOF, the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee. With respect to GPM, the affirmative vote of a plurality of the Shares voted is necessary to elect a Trustee nominee. Abstentions will have the same effect as votes against the election of a Trustee nominee for FMO, GBAB, GGM, GGE, GEQ and GOF. “Broker non-votes” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on a Trustee nominee for FMO, GBAB, GGM, GGE, GEQ and GOF. Votes withheld and “broker non-votes” will have no effect on the outcome of the vote on a Trustee nominee for GPM.

     The holders of the Shares will have equal voting rights (i.e. one vote per Share).

Board Recommendation

     The Board unanimously recommends that shareholders vote “FOR” the nominees of the Board of your Fund.

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting

     Quorum. With respect to FMO, GBAB, GGM, GGE, GEQ and GOF, the holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter.

     With respect to GPM, thirty percent (30%) of the Shares entitled to vote on a Proposal must be present in person or by proxy to have a quorum for GPM to conduct business at the Annual Meeting.

     Votes withheld, abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as Shares present at the Annual Meeting for quorum purposes.

     Record Date. The Board has fixed the close of business on March 20, 2015, as the Record Date for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by such Fund for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

     Joint Meeting. The Annual Meeting is scheduled as a joint meeting of the Funds and certain affiliated funds, whose votes on similar proposals applicable to such funds are being solicited separately, because the shareholders of the funds are expected to consider and vote on similar matters. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for the adjournment of his or her Fund’s meeting to a time immediately after the Annual Meeting so that each Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on the respective Proposal relating to their Fund. In any event, an unfavorable vote on any Proposal by the shareholders of one Fund will not affect the implementation of such Proposal by another Fund if the Proposal is approved by the shareholders of that Fund.

     How to Vote Your Shares. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

     All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.

     Shareholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Funds a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

     Attending the Annual Meeting. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact the Funds at (800) 345-7999 to obtain directions to the site of the Annual Meeting.

     Additional Information Regarding Voting. Broker-dealer firms holding Shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Annual Meeting. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Each Proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the Proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

     The Funds will update certain data regarding the Funds, including performance data, on a monthly basis on its website at www.guggenheiminvestments.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds.

Investment Adviser and Investment Sub-Advisers

     Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”), a subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”), acts as each Fund’s investment adviser pursuant to an investment advisory agreement between each Fund and Guggenheim Funds. Guggenheim Funds is a registered investment adviser and acts as investment adviser to a number of closed-end and open-end investment companies. Guggenheim Funds is a Delaware limited liability company with principal offices located at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.

     Guggenheim Partners is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $220 billion of assets as of December 31, 2014. Guggenheim Partners is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

     Guggenheim Partners Investment Management, LLC (“GPIM”), an affiliate of Guggenheim Partners, acts as investment sub-adviser to GBAB, GGM, GPM, GGE, GEQ and GOF pursuant to separate sub-advisory agreements among each such Fund, the Adviser and GPIM. GPIM is a Delaware limited liability company, with its principal offices located at 100 Wilshire Boulevard, Santa Monica, California 90401.

     Security Investors, LLC (“Security Investors”), an affiliate of Guggenheim Partners, acts as investment sub-adviser to GEQ pursuant to a sub-advisory agreement among GEQ, the Adviser and Security Investors. Security Investors is a Kansas limited liability company, with its principal offices located at 330 Madison Avenue, New York, New York 10017.

     Advisory Research, Inc. (“ARI”), a Delaware corporation, acts as investment sub-adviser to FMO pursuant to an investment sub-advisory agreement among FMO, the Adviser and ARI. ARI is a wholly-owned subsidiary of Piper Jaffray Companies. The ARI MLP & Energy Infrastructure Team (“MLP Team”) is located at 8235 Forsyth Boulevard, Saint Louis, Missouri 63105. As of December 31, 2014, the MLP Team at Advisory Research, Inc. managed approximately $5.7 billion in MLP and energy infrastructure assets for open and closed end mutual funds, public and corporate pension plans, endowments and foundations and private wealth individuals.

Administrator

     Rydex Fund Services, LLC, an affiliate of Guggenheim Funds, GPIM and Security Investors, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, serves as the Funds’ administrator.

Independent Registered Public Accounting Firm

     Ernst & Young LLP (“E&Y”) has been selected as the independent registered public accounting firm for the Funds by the Audit Committees of the Funds and approved by a majority of each Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Funds for and during each Fund’s current fiscal year. The Funds do not know of any direct or indirect financial interest of E&Y in the Funds.

     Representatives of E&Y will be available to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions if necessary.

Audit and Other Fees

     Audit Fees. For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by E&Y for professional services rendered for the audit of such Fund’s annual financial statements are set forth on Annex A.

     Audit-Related Fees. For each Fund’s two most recently completed fiscal years, the aggregate fees billed by E&Y and approved by the Audit Committee of each Fund for assurance and related services reasonably related to the performance of the audit of such Fund’s annual financial statements (such fees relate to services rendered, and out of pocket expenses incurred, in connection with the Funds’ registration statements, comfort letters and consents) are set forth on Annex A.

     E&Y did not perform any other assurance and related services that were required to be approved by the Funds’ Audit Committees for such fiscal years.

     Tax Fees. For each Fund’s two most recently completed fiscal years, the aggregate fees billed by E&Y and approved by the Audit Committee of each Fund for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by E&Y in connection with the Fund’s excise tax calculations and review of the Fund’s tax returns) are set forth on Annex A.

     E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Funds’ Audit Committee for such period.

     All Other Fees. For each Fund’s two most recently completed fiscal years, the aggregate fees billed for products and services provided by E&Y, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees are set forth on Annex A.

     Aggregate Non-Audit Fees. For each Fund’s two most recently completed fiscal years, the aggregate non-audit fees billed by E&Y for services rendered to each Fund, Guggenheim Funds, and any entity controlling, controlled by or under common control with Guggenheim Funds that provides ongoing services to the Fund (not including an investment sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the Fund are set forth on Annex A.

Audit Committee’s Pre-Approval Policies and Procedures

     As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes Pre-Approval Policies and Procedures in Section IV of such Charter. Specifically, sections V.B.2 and V.B.3 of the Audit Committee Charter contain the Pre-Approval Policies and Procedures and such sections are included below.

V.B.2	Pre-approve any engagement of the independent auditors to provideany non-prohibited services, other than “prohibited non-auditservices,” to the Trust, including the fees and other compensation to bepaid to the independent auditors (unless an exception is available underRule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents
Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Tax compliance services related to the filing of amendments:
	o	Federal, state and local income tax compliance
	o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

	(b)	The Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

	(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

	(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category listed above under which pre-approval was obtained).

V.B.3
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

     The Audit Committee has pre-approved all audit and non-audit services provided by E&Y to the Funds, and all non-audit services provided by E&Y to Guggenheim Funds, or any entity controlling, controlled by, or under common control with Guggenheim Funds that provides ongoing services to the Funds that are related to the operations of the Funds for the Funds’ two most recently completed fiscal years.

     None of the services described above for the Funds’ two most recently completed fiscal years were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Principal Shareholders

     As of the Record Date, to the knowledge of each Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of any of the Funds, except as set forth on Annex B.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, and Section 30(h) of the 1940 Act require each Fund’s officers and Trustees, certain officers of each Fund’s investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of a Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon each Fund’s review of the copies of such forms effecting the Section 16 filings received by it, each Fund believes that for its most recently completed fiscal year, all filings applicable to such persons were completed and filed in a timely manner, except as follows: for FMO: Form 4 (relating to acquisition of securities) for Roman Friedrich III was amended to correct the transaction date, but such amendment was not filed in a timely manner relative to the transaction date; for GBAB: Form 4 (relating to acquisition of securities) for Roman Friedrich III was amended to correct the transaction date, but such amendment was not filed in a timely manner relative to the transaction date; for GGE: Form 4 (relating to acquisition of securities) for Roman Friedrich III was amended to correct the transaction date, but such amendment was not filed in a timely manner relative to the transaction date.

Privacy Principles of the Funds

     The Funds are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share information with select other parties.

     Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Funds restrict access to non-public personal information about their shareholders to employees of Guggenheim Funds with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Deadline for Shareholder Proposals

     Each Fund’s Amended and Restated By-Laws (the “By-Laws”) require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Fund. If a shareholder who is entitled to do so under a Fund’s By-Laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Fund, that shareholder must provide a written notice to the Secretary of the Fund at the Fund’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. A copy of each Fund’s By-Laws, which includes the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Fund at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund’s By-Laws.

     Shareholder proposals intended for inclusion in a Fund’s proxy statement in connection with the 2016 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund’s principal executive offices by November 28, 2015 in order to be considered for inclusion in the Fund’s proxy statement. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement.

     A proposal, other than a proposal submitted pursuant to Rule 14a-8, must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than December 29, 2015 and not later than January 28, 2016 (which is also the date after which shareholder nominations and proposals made outside of Rule  14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act). If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the 2016 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Expenses of Proxy Solicitation

     The cost of the Annual Meeting, including the costs of preparing and mailing the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Funds. Costs will be borne by the Funds in proportion to the number of proxies solicited on behalf of a Fund to the total proxies solicited on behalf of all of the Funds. Certain officers of the Fund and certain officers and employees of Guggenheim Funds or their respective affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and/or personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Funds for such out-of-pocket expenses.

Other Matters

     The management of the Funds knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

     Failure of a quorum to be present at the Annual Meeting may result in an adjournment. The persons named in the enclosed proxy card may also move for an adjournment of any meeting to permit further solicitation of proxies with respect to a Proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the meeting to be adjourned. The chairperson of the Annual Meeting may also adjourn the Annual Meeting. Any adjourned meeting or meetings may be held without the necessity of another notice. The persons named in the enclosed proxy card will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of each Fund’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

     Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.

     Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 29, 2015

     This Proxy Statement is available on the Internet at www.proxyvote.com.

Annex A

Audit and Other Fees
Fiscal Year ended 2014
			Non-Audit Fees

	Fiscal	Audit	Audit			Total
Fund	Year End	Fees	Related	Tax	Other	Non-Audit	Total
FMO	11/30	$46,200	$25,000	$97,600	$0	$122,600	$168,800
GBAB	5/31	$47,093	$0	$7,725	$0	$7,725	$54,818
GGM(1)	5/31	$32,000	$0	$9,450	$0	$9,450	$41,450
GPM	12/31	$24,517	$0	$7,725	$0	$7,725	$32,242
GGE	10/31	$24,517	$0	$7,725	$0	$7,725	$32,242
GEQ	12/31	$29,243	$0	$9,734	$0	$9,734	$38,977
GOF	5/31	$58,118	$0	$9,734	$24,000	$33,734	$91,852

Fiscal Year ended 2013
			Non-Audit Fees

	Fiscal	Audit	Audit			Total
Fund	Year End	Fees	Related	Tax	Other	Non-Audit	Total
FMO	11/30	$43,000	$42,000	$158,800	$0	$200,800	$243,800
GBAB	5/31	$38,850	$0	$7,500	$0	$7,500	$46,350
GGM(1)	5/31	n/a	n/a	n/a	n/a	n/a	n/a
GPM	12/31	$22,350	$0	$7,500	$0	$7,500	$29,900
GGE	10/31	$22,350	$0	$7,500	$0	$7,500	$29,850
GEQ	12/31	$26,250	$0	$9,450	$0	$9,450	$35,700
GOF	5/31	$44,350	$0	$9,450	$36,000	$45,450	$89,800

(1)	GGM commenced operations on June 28, 2013.

A–1

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Annex B

Principal Shareholders

	Shareholder Name	Class	Share	Percentage
Fund	and Address	of Shares	Holdings	Owned
FMO	Bank of America Corporation	Common	3,293,379	10.12
	100 North Tryon Street
	Charlotte, NC 28255

GBAB	Morgan Stanley	Common	1,188,710	6.83
	Smith Barney LLC
	1585 Broadway
	New York, NY 10036

	Guggenheim Partners	Common	1,154,388	6.63
	Investment Management,
	LLC
	100 Wilshire Blvd
	Santa Monica, CA 90401

GGM	First Trust Portfolios LP	Common	1,108,838	16.73
	120 East Liberty Drive
	Wheaton, IL 60187

GPM	First Trust Portfolios LP	Common	2,647,134	13.89
	120 East Liberty Drive
	Wheaton, IL 60187

GGE	First Trust Portfolios LP	Common	365,756	7.32
	120 East Liberty Drive
	Wheaton, IL 60187

GEQ	First Trust Portfolios LP	Common	1,824,082	20.80
	120 East Liberty Drive
	Wheaton, IL 60187

GOF	None

*	The information contained in this table is based on the Funds’ review of Schedule 13D, Schedule 13G and other regulatory filings made on or before March 26, 2015.

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PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M86368-P62737	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Fiduciary/Claymore MLP Opportunity Fund

1.	To elect Trustees in the following manner:

	Class II Nominees:		For	Against	Abstain

	1a.	Dr. Jerry B. Farley	☐	☐	☐

	1b.	Roman Friedrich III	☐	☐	☐

	1c.	Ronald A. Nyberg	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING: THE PROXY STATMENT IS AVAILABLE AT
www.proxyvote.com

M86369-P62737

Solicited on behalf of the Board of Trustees
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
Annual Meeting of Shareholders
April 29, 2015

The Annual Meeting of Shareholders of Fiduciary/Claymore MLP Opportunity Fund (the "Fund") will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, 7th Floor, Chicago, IL 60606, on Wednesday, April 29, 2015, at 10:00 a.m. Central Time (the "Annual Meeting"). The undersigned hereby appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M86370-P62737	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Guggenheim Build America Bonds Managed Duration Trust

1.	To elect Trustees in the following manner:

	Class II Nominees:		For	Against	Abstain

	1a.	Dr. Jerry B. Farley	☐	☐	☐

	1b.	Roman Friedrich III	☐	☐	☐

	1c.	Ronald A. Nyberg	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING: THE PROXY STATMENT IS AVAILABLE AT
www.proxyvote.com

M86371-P62737

     Solicited on behalf of the Board of Trustees
GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST
Annual Meeting of Shareholders
April 29, 2015

The Annual Meeting of Shareholders of Guggenheim Build America Bonds Managed Duration Trust (the "Trust") will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, 7th Floor, Chicago, IL 60606, on Wednesday, April 29, 2015, at 10:00 a.m. Central Time (the "Annual Meeting"). The undersigned hereby appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M86372-P62737	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Guggenheim Enhanced Equity Income Fund

			For All	Withhold All	For All Except	To withhold authority to vote for any individual
1.	To elect Trustees in the following manner:					nominee(s), mark "For All Except" and write the
name(s) of the nominee(s) on the line below.
Class II Nominees:

	01)	Dr. Jerry B. Farley	☐	☐	☐
	02)	Roman Friedrich III
	03)	Ronald A. Nyberg

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING: THE PROXY STATMENT IS AVAILABLE AT
www.proxyvote.com

M86373-P62737

Solicited on behalf of the Board of Trustees
GUGGENHEIM ENHANCED EQUITY INCOME FUND
Annual Meeting of Shareholders
April 29, 2015

The Annual Meeting of Shareholders of Guggenheim Enhanced Equity Income Fund (the "Fund") will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, 7th Floor, Chicago, IL 60606, on Wednesday, April 29, 2015, at 10:00 a.m. Central Time (the "Annual Meeting"). The undersigned hereby appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M86374-P62737	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Guggenheim Equal Weight Enhanced Equity Income Fund

1.	To elect Trustees in the following manner:

	Class II Nominees:		For	Against	Abstain

	1a.	Dr. Jerry B. Farley	☐	☐	☐

	1b.	Roman Friedrich III	☐	☐	☐

	1c.	Ronald A. Nyberg	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING: THE PROXY STATMENT IS AVAILABLE AT
www.proxyvote.com

M86375-P62737

     Solicited on behalf of the Board of Trustees
GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND
Annual Meeting of Shareholders
April 29, 2015

The Annual Meeting of Shareholders of Guggenheim Equal Weight Enhanced Equity Income Fund (the "Fund") will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, 7th Floor, Chicago, IL 60606, on Wednesday, April 29, 2015, at 10:00 a.m. Central Time (the "Annual Meeting"). The undersigned hereby appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M86376-P62737	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Guggenheim Enhanced Equity Strategy Fund

1.	To elect Trustees in the following manner:

	Class II Nominees:		For	Against	Abstain

	1a.	Dr. Jerry B. Farley	☐	☐	☐

	1b.	Roman Friedrich III	☐	☐	☐

	1c.	Ronald A. Nyberg	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING: THE PROXY STATMENT IS AVAILABLE AT
www.proxyvote.com

M86377-P62737

Solicited on behalf of the Board of Trustees
GUGGENHEIM ENHANCED EQUITY STRATEGY FUND
Annual Meeting of Shareholders
April 29, 2015

The Annual Meeting of Shareholders of Guggenheim Enhanced Equity Strategy Fund (the "Fund") will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, 7th Floor, Chicago, IL 60606, on Wednesday, April 29, 2015, at 10:00 a.m. Central Time (the "Annual Meeting"). The undersigned hereby appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M86378-P62737	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Guggenheim Credit Allocation Fund

1.	To elect Trustees in the following manner:

	Class II Nominees:		For	Against	Abstain

	1a.	Dr. Jerry B. Farley	☐	☐	☐

	1b.	Roman Friedrich III	☐	☐	☐

	1c.	Ronald A. Nyberg	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING: THE PROXY STATMENT IS AVAILABLE AT
www.proxyvote.com

M86379-P62737

Solicited on behalf of the Board of Trustees
GUGGENHEIM CREDIT ALLOCATION FUND
Annual Meeting of Shareholders
April 29, 2015

The Annual Meeting of Shareholders of Guggenheim Credit Allocation Fund (the "Fund") will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, 7th Floor, Chicago, IL 60606, on Wednesday, April 29, 2015, at 10:00 a.m. Central Time (the "Annual Meeting"). The undersigned hereby appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M86380-P62737	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Guggenheim Strategic Opportunities Fund

1.	To elect Trustees in the following manner:

	Class II Nominees:		For	Against	Abstain

	1a.	Dr. Jerry B. Farley	☐	☐	☐

	1b.	Roman Friedrich III	☐	☐	☐

	1c.	Ronald A. Nyberg	☐	☐	☐

	1d.	Maynard F. Oliverius	☐	☐	☐

	1e.	Ronald E. Toupin, Jr.	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING: THE PROXY STATMENT IS AVAILABLE AT
www.proxyvote.com

M86381-P62737

Solicited on behalf of the Board of Trustees
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND
Annual Meeting of Shareholders
April 29, 2015

The Annual Meeting of Shareholders of Guggenheim Strategic Opportunities Fund (the "Fund") will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, 7th Floor, Chicago, IL 60606, on Wednesday, April 29, 2015, at 10:00 a.m. Central Time (the "Annual Meeting"). The undersigned hereby appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.